Exhibit 99.1

Ainos and ASE Partner to Power AI Scent Digitization in Semiconductor Manufacturing

Harnessing AI-Powered Scent Digitization for Smarter, Safer, and More Sustainable Factories

SAN DIEGO, CA / ACCESS Newswire / March 11, 2025 / Ainos, Inc. (NASDAQ: AIMD, NASDAQ: AIMDW) (“Ainos” or the “Company”), a leader in AI-driven scent digitization, has announced a strategic collaboration with Advanced Semiconductor Engineering, Inc. (ASE), the world’s largest provider of semiconductor packaging and testing services. This partnership aims to revolutionize semiconductor manufacturing by leveraging Ainos’ patented AI Nose technology to analyze airborne chemicals into “Smell IDs”, enhancing process efficiency, environmental safety, and environmental, social, and governance (ESG) compliance.

With this collaboration, Ainos takes a major step in its mission to digitize scent—expanding its expertise from healthcare applications to industrial automation. AI Nose, originally developed for volatile organic compound (VOC) detection in medical diagnostics, is now expanding to smart factories. By unlocking insights from invisible chemical patterns in the air, AI Nose has the potential to improve manufacturing precision, reduce waste, and drive sustainable operations.

In Japanese semiconductor manufacturing facilities, AI Nose has successfully identified 22 different VOCs with nearly 80% accuracy, proving its potential to enhance real-time safety monitoring and environmental analysis.

In robotics, Ainos has recently formed a strategic collaboration with ugo, Inc., Japan’s largest service robot company, to develop the world’s first robot with a sense of smell, further unlocking robot’s capabilities in industrial safety, public security and more.

Revolutionizing Semiconductor Manufacturing with AI-Enhanced Air Intelligence

In semiconductor production, airborne chemicals and VOCs have traditionally been overlooked, despite their impact on process stability, equipment longevity, and environmental conditions. With this partnership, Ainos and ASE will work to integrate AI-powered VOC detection into ASE’s smart factories, transforming air composition data into actionable insights that will:

● Optimize manufacturing processes by detecting subtle changes in air chemistry.

● Enable predictive maintenance by identifying early signs of material wear, oxidation, and contamination.

● Enhance environmental monitoring to meet stringent ESG regulations and improve workplace safety.

ASE, a global leader in semiconductor smart manufacturing, operates 46 fully automated “lights-out” factories and is now taking the next step by integrating AI-powered air intelligence into its advanced manufacturing systems.

“This announcement reinforces ASE’s commitment to AI-driven manufacturing, environmental safety, and ESG excellence. We’re pushing the boundaries of innovation together with Ainos by digitizing scent that will help enhance operational efficiency while advancing sustainability,” says Dr Tien Wu, CEO of ASE.

“AI Nose represents the next evolution in digitizing smell, expanding from healthcare into industrial applications,” said Chun-Hsien (Eddy) Tsai, Chairman, President, and CEO of Ainos. “By harnessing airborne chemical data, we are opening a new frontier in smart manufacturing. Partnering with ASE allows us to transform air chemistry into Smell ID, a real-time insights that empower factories operate cleaner, safer, and smarter.”

How AI Nose Will Enhance Smart Factory Operations

1. Real-Time Air Quality Monitoring for Safer Work Environments

● Continuous VOC & gas detection: AI-powered electric nose monitors air composition in real-time, ensuring workplace safety.

● Early hazard prevention: Detects chemical leaks, oxidation, and contamination before they become critical risks.

2. AI-Driven Predictive Maintenance & Energy Efficiency

● Smart equipment monitoring: Identifies early signs of overheating, material fatigue, and inefficiencies, preventing costly failures.

● Optimized energy usage: Detects gas inefficiencies and leaks, reducing waste and cutting operational costs.

3. Precision Process Control & Yield Optimization

● Enhanced semiconductor packaging integrity: AI Nose helps improve product reliability and reduce defects.

● Advanced process monitoring: Provides real-time insights for quality control and process optimization.

● Seamless integration: Works with existing automation and analytics platforms to enhance decision-making.

4. Strengthening ESG Compliance & Sustainable Manufacturing

● Automated emissions monitoring: Ensures compliance with global ESG regulations and strengthens corporate sustainability efforts.

● VOC emission tracking: Supports transparent environmental reporting and boosts investor confidence.

● Enabling greener factories: Contributes to sustainable Industry 4.0 initiatives with AI-driven environmental intelligence.

Next Steps: Technology Validation & Market Expansion

Under a legally binding Memorandum of Understanding (MOU), Ainos and ASE will:

● Refine AI-powered VOC detection for semiconductor packaging and testing environments.

● Plan large-scale deployment of AI Nose across ASE’s operations.

● Explore broader industrial applications for AI-driven air intelligence.

This collaboration will strengthen Ainos’ position as a pioneer in AI-powered smart factory solutions, transforming air chemistry into a new category of actionable manufacturing data. By expanding beyond healthcare, Ainos is unlocking new revenue opportunities while positioning AI Nose as a game-changer for intelligent, sustainable manufacturing.

As industries worldwide accelerate AI-driven automation and ESG-focused operations, Ainos is at the forefront—delivering scalable, high-impact AI solutions for the next generation of intelligent factories.

About Ainos, Inc.

Headquartered in San Diego, California, Ainos, Inc. develops disruptive medical and healthcare solutions based on its proprietary AI Nose and VELDONA® technologies. The name “Ainos” combines “AI” and “Nose” to signify Ainos’ commitment to enabling AI with the ability to smell and individuals to live healthier. Ainos’ clinical-stage product pipeline includes AI-driven, telehealth-friendly POCT solutions powered by AI Nose, VELDONA® human and animal oral therapeutics, and human orphan drugs. For more information, visit: www.ainos.com. Follow Ainos on X, formerly known as Twitter, (@AinosInc) and LinkedIn to stay up-to-date.

About ASE

Advanced Semiconductor Engineering, Inc. (ASE), a member of ASE Technology Holding Co., Ltd. (NYSE: ASX, TAIEX: 3711) is the leading global provider of semiconductor manufacturing services in assembly and test. Alongside a broad portfolio of established assembly and test technologies, ASE is also delivering innovative VIPack™, advanced packaging, and system-in-package solutions to meet growth momentum across a broad range of end markets, including AI, automotive, 5G, high-performance computing, and more. To learn about our advances in SiP, fanout, MEMS and sensor, flip chip, and 2.5D, 3D and TSV technologies, all ultimately geared towards applications to improve lifestyle and efficiency, please visit: ASE Website , or follow ASE on LinkedIn & X: @aseglobal.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are a number of important factors that could cause actual results, developments, business decisions or other events to differ materially from those contemplated by the forward-looking statements in this press release. These factors include, among other things, our expectation that we will incur net losses for the foreseeable future; our ability to become profitable; our ability to raise additional capital to continue our product development; our ability to accurately predict our future operating results; our ability to advance our current or future product candidates through clinical trials, obtain marketing approval and ultimately commercialize any product candidates we develop; the ability to obtain and maintain regulatory approval of our product candidates; delays in completing the development and commercialization of our current and future product candidates; developing and commercializing additional products, including diagnostic testing devices; our ability to compete in the marketplace; compliance with applicable laws, regulations and tariffs, and factors described in the Risk Factors section of our public filings with the Securities and Exchange Commission (SEC). Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable law, the Company undertakes no obligation to update or revise these statements, whether as a result of any new information, future events and developments or otherwise.